                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                              ROYAL BODYCARE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



                                     NEVADA
                          ----------------------------
                          (State or other jurisdiction
                                of incorporation


                                    33-20323
                          ----------------------------
                                   (Commission
                                  File Number)

                                   91-2015186
                          ----------------------------
                                  (IRS Employer
                               Identification No.)


                         2301 CROWN COURT, IRVING, TEXAS
                    ---------------------------------------
                    (Address of principal executive offices)

                                      75083
                          ----------------------------
                                   (Zip Code)






Registrant's telephone number, including area code         972-893-4000
                                                  ------------------------------



                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)    EXHIBITS

      99.1 Transmittal Letter

      99.2 Certificate of Chief Executive Officer

      99.3 Certificate of Chief Financial Officer

ITEM 9. REGULATION FD DISCLOSURE

      In connection with, and accompanying, the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Royal BodyCare, Inc. filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.



                                       2

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Royal BodyCare, Inc.




 (Registrant)


                                 August 14, 2002


By: /s/ Steven E. Brown

                                     (Date)



  Steven E. Brown,
  Chief Financial Officer






                                       3



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

   99.1         Transmittal Letter

   99.2         Certificate of Chief Executive Officer

   99.3         Certificate of Chief Financial Officer
